SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 2, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                    22-2748288
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(Commission File Number)                                    (IRS Employer
                                                          Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas             75093
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     The Company is filing herewith its press release dated May 2, 2002 as
Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated May 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MSU DEVICES INC.



Dated:  May 2, 2002             By: /s/ P. J. Brown
                                    ----------------------
                                    P. J. Brown
                                    Vice President, Finance and Chief
                                    Financial Officer

                                  Exhibit Index


Exhibit Number                      Description of Exhibit

99.1                                Press Release dated May 2, 2002.

                                                                   Exhibit 99.1
PRESS RELEASE

MSU Devices Receives Commitments for Unsecured Loan Financing


DALLAS - May 2, 2002 - MSU Devices Inc. ("MUCP") announced today that the Company has received commitments to purchase $250,000 of its 11.5% Unsecured Notes ("11.5% Notes") in a private placement. Of the total amount of 11.5% Notes to be issued, $99,300 was purchased by related parties. The Company also announced that, pursuant to an agreement with the holders of a majority of the outstanding 11.5% Notes, the Company obtained an extension of the final maturity date of the 11.5% Notes from July 31, 2002 to September 30, 2002.

This fulfills the Company's obligations as per the amended terms of the 11.5% Notes whereby the Company was obligated to raise $250,000 by May 1, 2001. The Company has further obligations as per the amended terms of the 11.5% Notes to raise an additional $412,500 not later than May 15, 2002; and an additional $500,000 not later than June 10, 2002.

In the event the Company does not raise these additional funds it will be in default and the Note-holders can accelerate the maturity of the 11.5% Notes. If the Company does not raise the funds required to be received by May 15, 2002, the holders of the 11.5% Notes can elect to secure their notes by a first priority lien on the assets of the Company, including intangible assets and intellectual property.

The 11.5% Notes, as well as the common stock into which the 11.5% Notes are convertible, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.


CONTACT: MSU Devices Inc., Dallas
         Bruce Walter, 972/473-6916